UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
June 14, 2005

Unify Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2101 Arena Boulevard
Sacramento, California 95834
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(916) 928-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Result of Operations and Financial Condition

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On June 14, 2005, Unify Corporation (the “Company”) issued a press release regarding the Company’s financial results for its four fiscal quarter and fiscal year ended April 30, 2005. The full text of the Company’s press release is attached hereto as Exhibit 99.1

In the press release the Company provided certain non-GAAP financial measures, specifically, the reconciliation of GAAP net income to non-GAAP net income (loss) for both the most recently completed fourth quarter and the prior year period, as well as a comparison on a year over year basis.

Reflected in the reconciliation were certain adjustments included in the measurement of GAAP net income that the Company believes are useful in explaining to investors its net loss from ongoing operations.  The Company believes this non-GAAP measure is useful because it permits investors to evaluate important expense and recovery components that may not be apparent from use of the most directly comparable GAAP financial measure.

In the conference call referred to in the press release, the Company provided certain non-GAAP financial measures, including, the affect of certain adjustments on GAAP operating expenses in determining non-GAAP operating expenses, in comparison on a year-to-date basis, year over year, which the Company believes is useful because it permits investors to evaluate important expense and recovery components that may not be apparent from use of the most directly comparable GAAP financial measure.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is set forth below:

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss:

	Quarter Ended April 30, 2005	Quarter Ended April 30, 2004	Twelve Months ended April 30, 2005	Twelve Months ended April 30, 2004

GAAP Net Loss	$(948,000)	$(457,000)	$(2,706,000)	$(1,010,000)

Adjustments :
Severance & Restructuring Charges	150,000		850,000	200,000
Acquisition Related Expenses	200,000		330,000
Earn out and Amortization	150,000		150,000
Write-down of Other Investments				175,000
Special Charges (Recoveries) (1)			(150,000)	110,000

Non-GAAP Net Loss	$(448,000)	$(457,000)	$(1,526,000)	$(525,000)

(1) Special charges (recoveries) related primarily to litigation expenses

The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.  A transcript of the portions of the conference call discussing Non-GAAP financial measures is attached hereto as Exhibit 99.2.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 14, 2005, Unify Corporation announced the appointment of Steven Bonham as its Chief Financial Officer. A copy of the press release is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

c. Exhibits

Exhibit Number	Description

99.1	Press release dated June 14, 2005
99.2	Transcript of Portion of June 14, 2005 Conference Call
99.3	Press release dated June 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Unify Corporation
(Registrant)

Date: June 20, 2005

By:	/s/ Todd E. Wille

Todd E. Wille
President and CEO
(Acting Principal Financial and Accounting Officer)